UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the registrant [X]

Filed by a party other than the registrant [  ]

Check the appropriate box:

[X]     Preliminary proxy statement.

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[ ]     Definitive proxy statement.

[ ]     Definitive additional materials.

[ ]     Soliciting material pursuant toss. 240.14a-11(c) ofss. 240.14a-12.


                                DST SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:

        (2)      Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        (4)      Proposed maximum aggregate value of transaction:

        (5)      Total fee paid:

[ ]     Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)      Amount Previously Paid:

--------------------------------------------------------------------------------

        (2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

        (3)      Filing Party:

--------------------------------------------------------------------------------

        (4)      Date Filed:

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





[DST LOGO]






                                DST SYSTEMS, INC.

                           NOTICE AND PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                              TUESDAY, MAY 11, 2004

                             YOUR VOTE IS IMPORTANT!

    Please vote by telephone or the Internet as described on the Voting Card or mark, date and sign the card and promptly return it in the envelope provided




















MAILING OF THIS NOTICE AND PROXY STATEMENT, THE ACCOMPANYING VOTING CARD AND THE 2003 ANNUAL REPORT COMMENCED ON OR ABOUT MARCH 31, 2004.

                                DST SYSTEMS, INC.
                              333 WEST 11TH STREET
                           KANSAS CITY, MISSOURI 64105

                                   -----------

                                 PROXY STATEMENT
                                       AND
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 11, 2004

                                   -----------

     You are hereby notified of and cordially invited to attend the Annual Meeting of Stockholders of DST Systems, Inc., a Delaware corporation ("DST"), to be held at the offices of DST Systems, Inc., 333 West 11th Street, 3rd Floor, Kansas City, Missouri, at 10:30 a.m., Central Time, on Tuesday, May 11, 2004, to consider and vote upon the following matters:

1.   Election of two directors;

2. Amendment of the DST Certificate of Incorporation to Increase Authorized Capital Stock; and

3. Such other matters which are now unknown to DST as may properly be brought before the Annual Meeting or any adjournment thereof.

     The Board of Directors has set the close of business on March 12, 2004 as the record date for determining which stockholders are entitled to notice of and to vote at this meeting or any adjournment thereof. A list of such stockholders will be available during the Annual Meeting for examination by any stockholder for any purpose germane to the meeting and will be available during regular business hours at the corporate offices of DST, 333 West 11th Street, Kansas City, Missouri, for the 10-day period prior to the Annual Meeting.

     It is important that your shares be represented at the meeting. Please vote your shares, regardless of whether you plan to attend the Annual Meeting. You may cast your votes by telephone or through the Internet as described on the Voting Card. Alternatively, please date the Voting Card, sign it and promptly return it in the envelope provided, which requires no postage if mailed in the United States.

     If you own shares registered in the name of a broker, you should receive a card from the broker on which you may direct the broker to vote such shares. Please promptly complete the card and return it to the broker.

     Any stockholder or stockholder's representative who may need special assistance or accommodation to participate in the Annual Meeting because of a disability should contact DST's Corporate Secretary at the above address, or by phone at (816) 435-4636. To provide DST sufficient time to arrange for reasonable assistance, please submit all such requests by May 1, 2004.

                                By Order of the Board of Directors,



                                Randall D. Young
                                VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

The date of this Notice is March 31, 2004.

                                DST SYSTEMS, INC.

                              333 WEST 11TH STREET
                           KANSAS CITY, MISSOURI 64105

                                   -----------

                                 PROXY STATEMENT

                                   -----------

                                    CONTENTS

                                                                           PAGE
Voting....................................................................    1

Principal Stockholders and Stockholdings of Management....................    3

Proposal 1  - Election of Two Directors...................................    6

Proposal 2 - Amendment of DST Certificate of Incorporation
   to Increase Authorized Capital Stock ..................................    7

The Board of Directors....................................................    9

Audit Matters.............................................................   13

Director Nomination Matters...............................................   15

Executive Compensation Matters............................................   16

Other Matters.............................................................   28

                                 PROXY STATEMENT

     This proxy statement is being mailed on or about March 31, 2004, to holders at the close of business on March 12, 2004 (the "Record Date") of a total of shares  (the  number  outstanding  as of the Record  Date) of the
-------------
common stock of DST Systems, Inc. ("DST Common Stock"). DST Common Stock has a par value of $.01 per share, and is the only outstanding class of voting securities of DST. Stockholders on the Record Date are entitled to vote on the proposals to be presented by the DST Board of Directors (the "DST Board") at the Annual Meeting of Stockholders to be held at 10:30 a.m. Central Time, on Tuesday, May 11, 2004, at the principal executive offices of DST Systems, Inc. ("DST"), 333 West 11th Street, 3rd Floor, Kansas City, Missouri 64105 ("Annual Meeting"). The DST Board is soliciting your vote on the proposals and is also furnishing you with the Annual Report to Stockholders and Form 10-K of DST for the year ended December 31, 2003 ("Annual Report").

                                     VOTING

PROPOSALS. At the Annual Meeting the DST Board intends to present the election of two directors and amendment of DST's Certificate of Incorporation (the "DST Certificate") to increase the authorized capital stock. The DST Board knows of no other matters that will be presented or voted on at the Annual Meeting. Stockholders do not have any dissenters' rights of appraisal in connection with the proposals.

QUORUM. In order for any proposal to be approved at the Annual Meeting, a quorum of DST stockholders must be present at the meeting, either in person or through a proxy, regardless of whether such stockholders vote their shares. The presence in person or by proxy of the holders of a majority of the shares of DST Common Stock outstanding on the Record Date constitutes a quorum. All shares of DST Common Stock held through a broker or other nominee that votes at least some of the shares are generally considered present at the Annual Meeting.

TABULATION OF VOTES.  Each  stockholder  may cast one vote for each share of DST
Common Stock held by such stockholder on the Record Date on all matters to be voted on at the Annual Meeting except that stockholders may vote cumulatively for directors. In other words, each stockholder may cast a number of votes equal to the number of shares of DST Common Stock held by such stockholder on the Record Date multiplied by the number of directors to be elected, and the stockholder may cast all such votes for a single nominee or distribute them among the nominees as the stockholder chooses. This Proxy Statement solicits discretionary authority to vote cumulatively for the election of directors, and the accompanying form of proxy as well as a telephone or Internet vote grants such authority. The directors are elected by a plurality of the shares voted by the stockholders. The plurality is determined by reference to the number of votes for each director nominee, and where, as here, there are two vacancies for director, the two nominees with the highest number of affirmative votes are elected. Votes respecting the election of directors may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes (which occur when a broker has not received directions from customers, and the broker cannot or does not vote the customers' shares) will have no effect on a proposal to elect directors.

     A majority of the outstanding shares on the Record Date is required to amend the DST Certificate to increase the authorized capital stock. The percentage of shares that have been voted for such proposal is determined by dividing the affirmative votes by the total number of outstanding shares on the Record Date.

     On any proposal other than the election of directors, the percentage of shares required to be voted for the proposal depends on the proposal. For most proposals, the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on the subject matter is required for the adoption of the proposal. The percentage of shares that have been affirmatively voted for a proposal is determined by dividing the affirmative votes by the total of the number of shares voted for the proposal, the number of shares voted against the proposal, the number of shares abstained from voting on the proposal, and broker non-votes. In other words, abstentions and broker non-votes will have the effect of votes against a proposal.

HOW STOCKHOLDERS VOTE. Stockholders holding DST Common Stock on the Record Date in their own names ("Record Holders"), persons who participate in certain benefit plans* of DST or its subsidiaries and indirectly hold DST Common Stock on the Record Date through such plans ("Plan Participants"), and investors holding DST Common Stock on the Record Date through a broker or other nominee ("Broker Customers") may vote such stock as follows:

     DST COMMON STOCK HELD OF RECORD. Record Holders may only vote their shares of DST Common Stock if they or their proxies are present at the Annual Meeting. Record Holders, through the Voting Card or through Internet or telephone voting, may appoint as their proxy the Proxy Committee, which consists of officers of DST whose names are listed on the Voting Card. The Proxy Committee will vote as specified by the stockholders (either on the Voting Card or through Internet or telephone voting) all shares of DST Common Stock for which it is the proxy. A Record Holder desiring to name as proxy someone other than the Proxy Committee may do so by crossing out the names of the Proxy Committee members on the Voting Card and inserting the full name of such other person. In that case, the Record Holder must sign the Voting Card and deliver it to the person named, and the person named must be present and vote at the Annual Meeting. If a stockholder does not specify when voting (either on the Voting Card or through Internet or telephone voting) how the shares of DST Common Stock represented thereby are to be voted, the Proxy Committee intends to vote such shares (a) for the election of the persons nominated by the DST Board to be directors ("Board Nominees"),
(b) for amendment of the DST Certificate to increase authorized capital stock, and (c) in accordance with the discretion of the Proxy Committee upon such other matters as may properly come before the Annual Meeting.

     DST COMMON STOCK HELD UNDER THE PLANS. Plan Participants may, by using the Voting Card, Internet or telephone voting, instruct the trustee of the Plans how to vote the shares allocated to the respective participant accounts. The trustee will vote all shares allocated to the accounts of Plan Participants as instructed by such participants. With respect to any shares of DST Common Stock not allocated to Plan accounts or for which Plan Participants have not given instructions to the trustee, the trustee must vote such shares in the same proportion as those shares for which it received instructions. The trustee may vote Plan shares either in person or through a proxy. The trustee intends to vote in the same manner as the Proxy Committee upon other matters as may properly come before the Annual Meeting.

     DST COMMON STOCK HELD THROUGH A BROKER OR OTHER NOMINEE. Each broker or nominee must solicit from the Broker Customers directions on how to vote the shares, and the broker or nominee must then vote such shares in accordance with such directions. Brokers or nominees are to forward soliciting materials to the Broker Customers, and, if requested, DST will reimburse their reasonable expenses in forwarding the materials. Whether brokers may vote the shares of Broker Customers when they have not received directions depends on the proposal and on the rules and procedures of the New York Stock Exchange ("NYSE"), which is the exchange that lists DST Common Stock for trading.

REVOKING PROXY AUTHORIZATIONS OR INSTRUCTIONS. Until the polls close (or, in the case of Plan Participants, until the trustee of the Plans votes), votes of Record Holders and Broker Customers and instructions of Plan Participants to the Plan trustee may be recast (a) by an Internet or telephone vote subsequent to the date shown on a previously executed and delivered Voting Card or to the date of a prior Internet or telephone vote or (b) with a later-dated, properly executed and delivered Voting Card. Otherwise, stockholders may not revoke their votes, even by attending the Annual Meeting, unless (a) for Record Holders, they deliver written revocation to the Corporate Secretary of DST at any time before the Chairman of the Annual Meeting closes the polls; (b) for Plan Participants, they follow the revocation procedures of the trustee; or (c) for Broker Customers, they follow the revocation procedures of the broker or nominee.

ATTENDANCE AND VOTING IN PERSON AT THE ANNUAL MEETING. Attendance at the Annual Meeting is limited to Record Holders or their properly appointed proxies, beneficial owners of DST Common Stock having evidence of such ownership, and guests of DST. Plan Participants and Broker Customers, absent special direction to DST from the trustee, broker or nominee, may only vote by instructing the trustee, broker or nominee and may not cast a ballot at the Annual Meeting. Record Holders who have not appointed a proxy, or who have revoked the appointment of a proxy, may vote by casting a ballot at the Annual Meeting.


-----------
*The Employee Stock Ownership Plan of DST Systems, Inc. ("DST ESOP"), the DST Systems, Inc. 401(k) Profit Sharing Plan ("DST 401(k)"), and the lock\line, LLC 401(k) Plan (each, a "Plan").

             PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

     As of the Record Date, DST had outstanding             shares of DST Common
                                                -----------
Stock. The following table sets forth information as of the Record Date concerning the beneficial ownership of DST Common Stock by: (i) stockholders who have publicly filed a report acknowledging ownership of more than 5% of the outstanding DST Common Stock; (ii) the directors and certain executive officers of DST; and (iii) all of DST's executive officers and directors as a group. Except as otherwise noted, the holders have sole power to vote and dispose of the shares. For purposes of incorporating a DST subsidiary in a foreign country, each of several DST officers holds a single share of such subsidiary's stock. Such holdings constitute less than 1% of the subsidiary's stock. No officer or director of DST owns any equity securities of any other subsidiary of DST.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       SHARES OF        PERCENT
NAME AND ADDRESS                                                                                       DST COMMON      OF CLASS(2)
                                                                                                         STOCK(1)
-----------------------------------------------------------------------------------------------------------------------------------
George L. Argyros (3)                                                                                      9,479,240
-----------------------------------------------------------------------------------------------------------------------------------
Janus Capital Group Inc. ("Janus") (4)                                                                     7,424,052
-----------------------------------------------------------------------------------------------------------------------------------
A. Edward Allinson (5)                                                                                        63,422             *
DST Director
-----------------------------------------------------------------------------------------------------------------------------------
Michael G. Fitt (6)                                                                                           52,325             *
DST Director
-----------------------------------------------------------------------------------------------------------------------------------
Donald J. Kenney (7)                                                                                         263,770             *
President and Chief Executive Officer ("CEO") of EquiServe, Inc. ("EquiServe") (8)
-----------------------------------------------------------------------------------------------------------------------------------
Thomas A. McCullough (9)                                                                                     901,249
Executive Vice President and Chief Operating Officer ("COO") of DST, DST Director
-----------------------------------------------------------------------------------------------------------------------------------
Thomas A. McDonnell (10)                                                                                   1,794,248
President and CEO of DST, DST Director
-----------------------------------------------------------------------------------------------------------------------------------
William C. Nelson (11)                                                                                        56,890             *
DST Director
-----------------------------------------------------------------------------------------------------------------------------------
Travis E. Reed (12)                                                                                           14,675             *
DST Director
-----------------------------------------------------------------------------------------------------------------------------------
Charles W. Schellhorn (13)                                                                                   670,038             *
President and CEO of DST Output, LLC ("DST Output", formerly DST Output, Inc.) during 2003 (14);
President of Argus Health Systems, Inc. ("Argus") (15)
-----------------------------------------------------------------------------------------------------------------------------------
M. Jeannine Strandjord (16)                                                                                   40,641             *
DST Director
-----------------------------------------------------------------------------------------------------------------------------------
J. Michael Winn (17)                                                                                         290,493             *
Managing Director of DST International Limited ("DSTi") (18)
-----------------------------------------------------------------------------------------------------------------------------------
All Executive Officers and Directors as a Group (16 Persons) (19)                                          5,470,739
-----------------------------------------------------------------------------------------------------------------------------------

-----------
*    Less than 1% of the outstanding DST Common Stock.

1 Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), share amounts shown for DST's executive officers and directors include shares of DST Common Stock they may acquire upon the exercise of options which are exercisable at the Record Date or will become exercisable within 60 days of such date and shares of DST Common Stock they hold indirectly under the Plans or otherwise. An executive officer has disclaimed beneficial ownership of certain shares which are owned by a family member. The amounts shown do not include shares of DST Common Stock to be issued at a future date under the DST Systems, Inc. 1995 Stock Option and Performance Award Plan ("Stock Award Plan") as deferred compensation ("Adjustment Awards") in connection with the elimination of the reload feature of options to purchase DST Common Stock, which compensation is further described in the DST Compensation Committee Report on Executive Compensation ("Compensation Report"). The number of shares of DST Common Stock to be received as Adjustment Awards is shown in the footnotes below, and the right to receive such shares is qualified (i) for executive officers as described in the Compensation Report and (ii) for members of the DST Board who are not employees of DST or its affiliates ("Non-Management Directors") as described in the Compensation of Non-Management Directors section of this Proxy Statement.

2 The percentage for each person or group is based on the number of shares outstanding as of the Record Date plus securities of such stockholder(s) deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act.

3 Mr. Argyros formerly served as a director of DST. Mr. Argyros' address is 949 South Coast Drive, Suite 600, Costa Mesa, California 92626. The number of shares of DST Common Stock is based on information in a Form 4 for November 2001 filed by Mr. Argyros, and on information provided by Mr. Argyros' investment manager to DST on February 10, 2004. The shares consist of 4,679,152 shares held by Mr. Argyros, 900 shares held by the Leon and Olga Argyros 1986 Trust, 536,502 shares held by the Argyros Foundation, 3,903,004 shares held by HBI Financial, Inc., 357,996 shares held by SVI, Inc., and 1,686 shares held by GLA Financial Corporation. Mr. Argyros disclaims beneficial ownership of the shares held by the Argyros Foundation and the Leon and Olga Argyros 1986 Trust.

4 The address of Janus is 100 Fillmore Street, Suite 300 Denver, Colorado 80206-4923. The number of shares of DST Common Stock is based on Amendment No. 5 filed December 10, 2003, to Schedule 13D filed July 10, 2000. Janus has given the Proxy Committee an irrevocable proxy to vote such shares.

5 Mr. Allinson's beneficial ownership includes 19,750 shares that may be acquired through options that are exercisable or will become exercisable within 60 days of the Record Date. Mr. Allinson has a right to receive 1,984 shares as an Adjustment Award no earlier than November 28, 2006.

6 Mr. Fitt's beneficial ownership includes 21,750 shares that may be acquired through options that are exercisable or will become exercisable within 60 days of the Record Date, and 28,075 shares held in a trust. Mr. Fitt has a right to receive 1,599 shares as an Adjustment Award no earlier than November 28, 2006.

7 Mr. Kenney's beneficial ownership includes 250,000 shares that may be acquired through options that are exercisable or will become exercisable within 60 days of the Record Date. Mr. Kenney has a right to receive 7,143 shares as an Adjustment Award, and the first of five annual installments of such shares will issue November 28, 2004.

8    EquiServe is a wholly-owned subsidiary of DST.

9 Mr. McCullough's beneficial ownership includes 640,851 shares that may be acquired through options that are exercisable or will become exercisable within 60 days of the Record Date. Mr. McCullough has a right to receive 25,136 shares as an Adjustment Award, and the first of five annual installments of such shares will issue November 28, 2004.

10 Mr. McDonnell's beneficial ownership includes 1,156,562 shares that may be acquired through options that are exercisable or will become exercisable within 60 days of the Record Date and 42,090 shares allocated to his account in the DST ESOP. Mr. McDonnell has a right to receive 45,071 shares as an Adjustment Award, and the first of five annual installments of such shares will issue November 28, 2004.

11 Mr. Nelson's beneficial ownership includes 40,744 shares that may be acquired through options that are exercisable or will become exercisable within 60 days of the Record Date and 200 shares held in an individual retirement account. Mr. Nelson has a right to receive 1,131 shares as an Adjustment Award no earlier than November 28, 2006.

12 Mr. Reed's beneficial ownership includes 10,000 shares that may be acquired through options that are exercisable or will become exercisable within 60 days of the Record Date, 2,500 shares held in a trust, and 675 shares held by Glendon Triverton, Inc. of which Mr. Reed is the president and sole shareholder. Mr. Reed has a right to receive 429 shares as an Adjustment Award no earlier than November 28, 2006.

13 Mr. Schellhorn's beneficial ownership includes 472,314 shares that may be acquired through options that are exercisable or will become exercisable within 60 days of the Record Date and 27,917 shares allocated to his account in the DST ESOP. Mr. Schellhorn has a right to receive 13,907 shares as an Adjustment Award, and the first of five annual installments of such shares will issue November 28, 2004.

14   DST Output is a wholly-owned subsidiary of DST.

15   DST is a 50% owner of Argus.

16 Ms. Strandjord's beneficial ownership includes 14,150 shares that may be acquired through options that are exercisable or will become exercisable within 60 days of the Record Date and 1,000 shares held in a trust. Ms. Strandjord has a right to receive 1,540 as an Adjustment Award no earlier than November 28, 2006.

17 Mr. Winn's beneficial ownership includes 290,000 shares that may be acquired through options that are exercisable within 60 days of the Record Date. Mr. Winn has a right to receive 6,571 shares as an Adjustment Award, and the first of five annual installments of such shares will issue no earlier than November 28, 2004.

18   DSTi is a wholly-owned subsidiary of DST.

19 The beneficial ownership of all executive officers and directors as a group includes 3,902,559 shares that may be acquired by the executive officers and directors through options that are exercisable or will become exercisable within 60 days of the Record Date. It also includes 129,770 shares allocated to the DST ESOP accounts of executive officers and the spouse of an executive officer and 39,069 shares otherwise held indirectly. Individuals in the group have disclaimed beneficial ownership as to a total of 5,493 of the shares. The holdings of Mr. Schellhorn, who was an executive officer during 2003, are included in these numbers. The executive officers and directors as a group have a right over varying applicable periods to receive 136,875 shares as Adjustment Awards.

                                   PROPOSAL 1
                            ELECTION OF TWO DIRECTORS

     The DST By-laws classify the DST Board into three classes and stagger the three-year terms of each class to expire in consecutive years. The term of office of one class of directors expires each year in rotation so that at each annual meeting of stockholders one class is up for election for a full three-year term. The terms of the two Board Nominees identified below are expiring at this Annual Meeting. Directors elected at the Annual Meeting will hold office for a three-year term expiring in 2007 or until their successors are elected and qualified.

     The Board Nominees are A. Edward Allinson and Michael G. Fitt. They are currently directors of DST, have indicated that they are willing and able to continue serving as directors if elected, and have consented to being named as nominees in this Proxy Statement. If any of the Board Nominees should for any reason become unavailable for election, the Proxy Committee will vote for such other nominee as may be proposed by the Nominating Committee of the DST Board or, alternatively, the DST Board may reduce the number of directors to be elected at the meeting.

     A. EDWARD ALLINSON, age 69, has served as a director of DST from 1977 to November 1990 and from September 1995 to present. He was Executive Vice President of State Street Bank and Trust Company ("State Street Bank") and
Executive Vice President of State Street Corporation ("State Street"), the parent company of State Street Bank, from March 1990 through December 1999. State Street is a financial services corporation that provides banking, trust, investment management, global custody, administration and securities processing services. From December 1999 through his retirement in October 2000, Mr.
Allinson served as CEO and Chairman of the Board of EquiServe Limited Partnership, a stock transfer agent for publicly listed corporations. EquiServe Limited Partnership has become EquiServe, Inc., a wholly-owned subsidiary of DST. Mr. Allinson is also a director of Kansas City Southern ("KCS") and Boston Financial Data Services, Inc. ("BFDS"), a joint venture of State Street and DST. BFDS performs shareowner accounting services for mutual fund companies and remittance and proxy processing, teleservicing and class action administration services.

     MICHAEL G. FITT, age 72, has served as a director of DST since September 1995. He was CEO and Chairman of GE Employers Reinsurance Corporation ("ERC"), a reinsurance company, from 1980 through 1992 and its President from 1979 through October 1991. He retired from ERC in 1992. Mr. Fitt is also a director of KCS.




                  THE DST BOARD RECOMMENDS THAT YOU VOTE "FOR"
                               THE BOARD NOMINEES

                                   PROPOSAL 2
                AMENDMENT OF THE DST CERTIFICATE OF INCORPORATION
                      TO INCREASE AUTHORIZED CAPITAL STOCK


     On February 26, 2004, the DST Board unanimously approved amending Section 4 of the DST Certificate to increase the number of authorized shares of DST Common Stock from 300,000,000 shares to 400,000,000 shares, subject to stockholder
approval.  As of the Record Date,  DST had            shares of DST Common Stock
                                            --------
outstanding. Prior to the Record Date, DST had:

     1.   Reserved 53,713,444 shares ("Reserved Shares") for issuance under:

          (i)  tax qualified retirement plans;

          (ii) the Stock Award Plan and the DST Systems, Inc. 2000 Employee Stock Purchase Plan ("ESPP"), both of which are shareholder approved;

          (iii)several option plans of USCS International, Inc., a company DST acquired with shareholder approval on December 21, 1998; and

          (iv) the terms of the $840 million aggregate principal amount of convertible senior debentures (the "Debentures") issued in August 2003, in the event of circumstances described in the Annual Report that trigger conversion into shares of DST Common Stock*; and

     2. Retired 32,300,000 shares of DST Common Stock ("Retired Shares") in connection with the financing of a share exchange transaction described in the Annual Report (the "Janus Transaction") that DST completed on December 1, 2003 under a Share Exchange Agreement dated August 25, 2003 among DST, Janus and DST Output Marketing Services, Inc.

     At the time of any future financing or acquisition transaction, stock dividend or split, employee benefit plan or general corporate use of shares ("Potential Event"), DST would consider the Retired Shares and any remaining Reserved Shares unavailable for use in connection with such Potential Event.

     If the amendment is approved, the DST Board, when and if it deems an issuance for Potential Events or otherwise to be in the best interests of DST and its stockholders, will have greater flexibility to issue the appropriate number of shares. Such an issuance would occur without the expense and delay of a special stockholders' meeting unless stockholder approval is required by applicable law or by NYSE rules.








-----------
* Reserved Shares include 17,113,488 shares of DST Common Stock issuable upon conversion of Debentures, assuming a conversion rate of 20.3732 shares per $1,000 principal amount of the Debentures and a cash payment in lieu of any fractional share interest. The conversion rate is subject to adjustment, and, accordingly, the number of shares of DST Common Stock issuable upon conversion may increase or decrease from time to time.

     Except for shares that could issue in connection with the Debentures and under certain DST employee benefit plans, DST currently has no arrangements or understandings for the issuance of additional shares of DST Common Stock.

     An issuance of additional shares of DST Common Stock could dilute the voting power of stockholders and could deter or render more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the DST Board. DST has no knowledge that any person intends to effect such a transaction.




                  THE DST BOARD RECOMMENDS THAT YOU VOTE "FOR"
       THE DST CERTIFICATE AMENDMENT TO INCREASE AUTHORIZED CAPITAL STOCK

                             THE BOARD OF DIRECTORS


DIRECTORS WHOSE TERMS EXPIRE IN FUTURE YEARS. In addition to the Board Nominees, who are described under the section Proposal 1 herein, the following individuals are also on the DST Board for a term ending on the date of the annual meeting of stockholders in the year indicated.

     DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2005

     THOMAS A. MCDONNELL, age 58, has served DST as a director since 1971, as CEO since October 1984, and as President since January 1973 (except for a 30-month period from October 1984 to April 1987). He served as Treasurer of DST from February 1973 to September 1995 and as Vice Chairman of the Board from June 1984 to September 1995. He is a director of BHA Group Holdings, Inc., Blue Valley Ban Corp., Commerce Bancshares, Inc., Computer Sciences Corporation, Euronet Worldwide, Inc. ("Euronet"), Garmin Ltd., and KCS.

     M. JEANNINE STRANDJORD, age 58, has served as a director of DST since January 1996. Since September 15, 2003, she has served as Senior Vice President and Chief Integration Officer for Sprint Corporation ("Sprint"), a telecommunications company. Prior to holding such office, she served since January 1, 2003 as Senior Vice President of Financial Services for Sprint and between November 1998 and December 2002 as Senior Vice President of Finance for Sprint's Global Markets Group. She had previously served from 1985 to 1990 as Vice President of Finance and Distribution at AmeriSource, Inc., a Sprint subsidiary, and from 1990 to November 1998 as Senior Vice President and Treasurer for Sprint. She is a director of Euronet and six registered investment companies which are part of American Century Funds.

     DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2006

     THOMAS A. MCCULLOUGH, age 61, has served as a director of DST since 1990. He has served as Executive Vice President of DST since April 1987 and as COO since May 2001. His responsibilities include full-service mutual fund processing, remote service mutual fund client servicing, Automated Work Distributor products, information systems, securities transfer, product sales and marketing, and DST's Winchester Data Center. From September 2000 through 2003, he served as CEO, and since September 2000 he has served as Chairman, of BFDS. He is also a BFDS director.

     WILLIAM C. NELSON, age 66, has served as a director of DST since January 1996. In March 2001, he became Chairman of George K. Baum Asset Management, which provides investment services to individual investors, companies, and charitable organizations. In March 2000, Mr. Nelson retired from his positions as President, Kansas City Region, of Bank of America, N.A. and as Chairman of Bank of America Mid-West. Mr. Nelson had served since June 1988 as an executive officer of banks acquired by Bank of America. He is a director of Great Plains Energy, Inc.

     TRAVIS E. REED, age 69, has served as a director of DST since July, 2002. Mr. Reed is founder of Reed Investment Corporation, which purchases equity interests in various businesses, and has served as its President since 1977.

POLICY ON DIRECTOR ATTENDANCE AT ANNUAL STOCKHOLDER MEETINGS. DST directors shall, whenever reasonably practicable, attend annual stockholders' meetings. Each director attended the 2003 annual stockholders' meeting.

NON-MANAGEMENT DIRECTOR INDEPENDENCE. The Non-Management Directors constitute a majority of the DST Board, and the DST Board has determined each of them to be independent under NYSE standards. In determining the independence of each Non-Management Director, the DST Board applied categorical standards of independence contained in the DST Systems, Inc. Corporate Governance Guidelines (the "Guidelines"), available at WWW.DSTSYSTEMS.COM. The standards assist the Board in determining that a director has no material relationship with DST, either directly or as a partner, shareholder or officer of an organization that has a relationship with DST. Under the standards, the DST Board presumes independence if the director has not during the preceding three years: (a) been a DST employee, (b) been affiliated with or employed by a present or former auditor of DST, (c) been employed as an executive officer by any company on whose compensation committee a DST executive officer concurrently served, (d) had any immediate family member who did not satisfy the foregoing criteria, (e) received, and had no immediate family member who received, more than $100,000 in any year in direct compensation from DST,* (f) been an executive officer or an employee, and had no immediate family member who had been an executive officer, of a company that made payments to, or received payments from, DST for property or services in any of the last three years in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues,* (g) been, and had no immediate family member who had been, an executive officer of a charitable organization, to which the Company contributed more than the greater of 2% of such charitable organization's consolidated gross revenues or $1 million; and (h) served, and had no immediate family member who served, as an executive officer or general partner of an entity that received an investment from DST or any of its subsidiaries, unless such investment was less than the greater of $1 million or 2% of such entity's total invested capital.* In determining independence, the DST Board concluded that each of the Non-Management Directors has no material relationship with DST under these standards.

DST BOARD MEETINGS AND STANDING COMMITTEES

     MEETINGS. The DST Board met eight times in 2003. The DST Board has established three standing committees: the DST Audit Committee, the DST Corporate Governance/Nominating Committee (the "DST Nominating Committee") and the DST Compensation Committee. During 2003, the DST Audit Committee held four meetings, the DST Nominating Committee held one meeting, and the DST Compensation Committee held eight meetings. Each director attended at least
87.5% of the aggregate number of 2003 meetings of the DST Board and of 2003 meetings of DST Board committees on which such director served.

     DST AUDIT COMMITTEE. The DST Audit Committee is comprised of directors who meet NYSE independent standards. Under the Guidelines, a director will be considered independent for purposes of serving on the DST Audit Committee only if the Director also has not, other than in his or her capacity as a member of any DST Board committee or the DST board, accepted any consulting, advisory, or other compensatory fee from DST and is not an affiliated person of DST or any subsidiary of DST, as defined by the rules of the Securities and Exchange Commission ("SEC"). Functions performed by the DST Audit Committee include appointing and approving the fees of the independent auditor, reviewing audited financial statements and certain other public disclosures, and assisting the DST Board in oversight of the internal audit function, legal and regulatory compliance, and integrity of financial statements and certain internal controls. The charter of the DST Audit Committee adopted by the DST Board is attached to this Proxy Statement as Appendix A and is available at WWW.DSTSYSTEMS.COM. Members of the DST Audit Committee are Ms. Strandjord and Messrs. Allinson, Fitt, Nelson and Reed. The DST Board has determined that Mrs. Strandjord is an "audit committee financial expert" as that term is defined in applicable securities laws and regulations, and other members of the DST Audit Committee may also qualify as audit committee financial experts under such laws and regulations. The DST Board appoints the members of the DST Audit Committee to serve staggered three-year terms. The DST Audit Committee Report is set forth herein. No member of the DST Audit Committee serves on other public company board of director audit committees.

     DST COMPENSATION COMMITTEE. Functions of the DST Compensation Committee include making determinations with respect to salaries and bonuses of and other compensation arrangements with DST executive officers and the CEO, performing certain administrative duties under DST compensation and benefit plans, including the Stock Award Plan, and recommending to the DST Board fees to be paid Non-Management Directors. The charter of the DST Compensation Committee is available at WWW.DSTSYSTEMS.COM. Members of the DST Compensation Committee are Ms. Strandjord and Messrs. Fitt, Nelson and Reed. The DST Board appoints the members of the DST Compensation Committee to serve one-year terms. The DST Compensation Committee Report on Executive Compensation is set forth herein.




-----------
*The Guidelines set forth certain circumstances in which independence can be presumed although these circumstances exist.

     DST NOMINATING COMMITTEE. The DST Nominating Committee is comprised of directors who meet NYSE independence standards. Functions performed by the DST Nominating Committee include identifying and recommending to the DST Board nominees to serve on the DST Board, evaluating independence and other qualifications of DST Board and DST Board committee members, recommending corporate governance guidelines to the DST Board, overseeing evaluations of the DST Board and of DST management, and reviewing and performing certain administrative duties with respect to DST's Business Ethics and Legal Compliance Policy. The charter of the DST Nominating Committee is available at WWW.DSTSYSTEMS.COM. Members of the DST Nominating Committee are Ms. Strandjord and Messrs. Allinson, Fitt, Nelson and Reed. The DST Board appoints the members of the DST Nominating Committee to serve one-year terms. The DST Nominating Committee will consider nominees for director timely proposed by stockholders in a written proposal notice as described in the "Other Matters" section of this Proxy Statement.

STOCKHOLDER COMMUNICATION WITH DIRECTORS. Stockholders may send written communications to the DST Board, any director, or any director group, including all Non-Management Directors or all members of a DST Board committee, in care of Clarence M. Kelley and Associates, Inc., Attention: Patrick Quinn/DST, 3217 Broadway, 4th Floor, Kansas City, MO 64111. Clarence M. Kelley and Associates, Inc. will forward the communication directly to the director or director group to which it is directed by the stockholder. Clarence M. Kelley and Associates, Inc is a third party vendor not affiliated with DST. Non-Management Directors meet regularly in executive session without management participation. The
Presiding Director for such sessions is Michael G. Fitt. Stockholders may communicate directly with the Presiding Director, or the Non-Management Directors as a group, using the procedure set forth in this paragraph.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION; CERTAIN BUSINESS RELATIONSHIPS. Thomas A. McCullough, Director and Executive Vice President and COO, serves on the board of directors of BFDS and as a member of that board's Executive Committee. From September 2000 through 2003, Mr. McCullough served as CEO, and since September 2000 he has served as Chairman, of BFDS. Although the BFDS Board of Directors Executive Committee performs certain functions equivalent to those of a compensation committee, Mr. McCullough does not receive compensation from BFDS for serving as an officer or director of BFDS. BFDS uses DST's mutual fund system and services as a remote client of DST. A. Edward Allinson is both a BFDS director and a DST director. Certain subsidiaries of DST provide printing, mailing and other services to BFDS. For 2003, DST and its subsidiaries had revenues of $127,769,785 from BFDS and its subsidiaries.

COMPENSATION OF NON-MANAGEMENT DIRECTORS. Non-Management Directors receive a fee of $5,000 for each meeting of the DST Board that they attend in person and a fee of $1,000 for each DST Board meeting designated as telephone conference. Non-Management Directors who are members of a DST Board committee receive a fee of $2,000 for each meeting of the committee that they attend in person and a fee of $500 for each committee meeting designated as a telephone conference. Non-Management Directors are reimbursed for their reasonable travel expenses in attending a meeting.

     Each Non-Management Director also receives an annual retainer of $40,000. The chairperson of the DST Audit Committee receives an additional $10,000 annual retainer. The chairpersons of the DST Compensation Committee and the DST Nominating Committee each receive an additional $5,000 retainer. DST pays less than ten dollars per month in premiums for a term life insurance policy for each director.

     Non-Management Directors may defer their compensation under the Directors' Deferred Fee Plan, a non-qualified deferred compensation plan adopted September 19, 1995. Under the plan, directors who receive fees from DST may make an annual election to defer all or a part of any fees earned during the next calendar year. Each participant's account will be credited with the amount of fees deferred. The account will be adjusted monthly by a rate of return on a hypothetical investment selected by the participant among certain participant-elected investment choices allowed by the plan, or, if investment choices are not elected as to all or a portion of the account, by an interest factor equal to a rate of return selected by the DST Board as provided in the plan. The benefits become distributable after termination of service as a director or in certain other circumstances as approved by the DST Compensation Committee. Fees to some directors previously deferred under an earlier plan, which terminated effective August 31, 1995, continue to be deferred and adjusted and will be distributed in accordance with such earlier plan.

     Each Non-Management Director is eligible to receive under the Stock Award Plan grants of DST Common Stock ("Automatic Stock Grants") and options to purchase DST Common Stock ("Automatic Options"). The Automatic Stock Grants and Automatic Options may be made when the director first takes a position on the DST Board and on the date of each annual stockholders' meeting if he or she will continue to serve as a director immediately following such meeting. The Stock Award Plan gives the DST Compensation Committee the discretion to determine from time to time the size of the grants. Any Automatic Options would become exercisable as follows: 50% on the day preceding the date of the first annual stockholders' meeting after the date of grant of the option; an additional 25% on the day preceding the date of the second annual stockholders' meeting after the date of grant of the option; and the remaining 25% on the day preceding the third annual stockholders' meeting after the date of grant of the option, subject to earlier exercisability upon death, disability, retirement from the DST Board (after age 60 and five years service on the DST Board), or change in control of DST (as defined in the Stock Award Plan).

     In 2003, each Non-Management Director received an Automatic Stock Grant of 500 shares and Automatic Options for 5,000 shares. For 2004, the DST Board has determined, and Non-Management Directors have agreed, that they will forego the Automatic Stock Grants and Automatic Options and that each director will receive as of the Annual Meeting (if such director continues to serve as a Non-Management Director immediately following such meeting) an equity award in the form of restricted DST Common Stock, the fair market value of which equals $130,000. The restrictions lapse three years from the date of grant, or, if earlier, upon retirement from service as a Non-Management Director on or after age 59 1/2, disability, or death. The restrictions also lapse prior to the end of the three year period if the Non-Management Director resigns (a) pursuant to a requirement of the director's employer, or (b) upon the advice of DST counsel as a result of legal, regulatory, or other requirements that are not related to the Non-Management Director's failure to perform duties to DST or its stockholders.

     Beginning February 28, 2001, and continuing through September 30, 2003, Non-Management Directors were eligible to receive grants of options to purchase DST Common Stock ("Matching Options") under the Matching Stock Option Grant Program. The program was under the Stock Award Plan and allowed Non-Management Directors to become eligible for grants of Matching Options if they acquired and held DST Common Stock. The acquisitions of DST Common Stock upon which Matching Options were granted were through exercises of non-reloadable options and open market purchases. Each grant was at the discretion of the DST Compensation Committee which considered the history of the Non-Management Director's acquisition and retention of DST Common Stock from the date the program applied to Non-Management Directors through the date the grant was considered. The number of Matching Options granted was based on the number of shares of DST Common Stock acquired ("Newly Acquired Shares"). The Matching Options become exercisable in three years and have a term of ten years if the Newly Acquired Shares upon which the matching grant was based are held for three years, otherwise the options become exercisable in seven years and have a term of seven years and sixty days. The options terminate earlier if a director ceases DST Board membership for reasons other than death, disability or retirement from the DST Board.

     On December 16, 2003, Non-Management Directors received under the Stock Award Plan deferred compensation in connection with the elimination of the reload feature of certain options granted to Non-Management Directors to purchase DST Common Stock. The elimination of the reload feature is described in the Compensation Report in this Proxy Statement. The deferred compensation is a right to receive on November 28, 2011 one share of DST Common Stock for each thirty-five shares of DST Common Stock covered by options with a reload feature held on November 28, 2003, with DST having a right (but no obligation) to purchase each share of stock for $37.25; provided, however, that the stock will be issued on November 28, 2006 and will not be subject to purchase by DST if the Non-Management Director has continuously served on the DST Board through such date. The award will be forfeited if there is a termination from DST Board service for cause prior to the issuance date and will early issue upon a change of control, retirement from the DST Board on or after age 60, disability, or death.

                                  AUDIT MATTERS

                           DST AUDIT COMMITTEE REPORT

     The DST Audit Committee reviewed and discussed DST's consolidated financial statements with management and DST's independent accountants. The DST Audit Committee received management's representation and the opinion of the independent accountants that DST's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The DST
Audit  Committee  also  discussed  with DST's  independent  accountants  matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

     DST's independent accountants provided the DST Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the DST Audit Committee discussed with the independent accountants the independence of their firm.

     Based upon such review and discussions, the DST Audit Committee recommended that the DST Board include the audited consolidated financial statements in DST's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

                             THE DST AUDIT COMMITTEE

                               A. Edward Allinson
                                 Michael G. Fitt
                                William C. Nelson
                                 Travis E. Reed
                             M. Jeannine Strandjord

DST'S INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP ("PwC") served as DST's independent accountants as of and for the year ended December 31, 2003. As such, PwC performed professional services in connection with the audit of the consolidated financial statements of DST and the review of reports filed with the SEC. In addition, PwC reviewed control procedures of the mutual fund processing system of DST and provided certain other accounting, auditing and tax services to DST and certain of its subsidiaries.

     PwC fees during 2003 and 2002 were as follows:

     AUDIT FEES. Fees for financial statement audits were approximately $1,968,763 during 2003 and $977,537 during 2002. Of the 2003 amount, approximately $ 796,554 was related to the audit of DST Output Marketing Services, Inc., all the shares of which were transferred to Janus in the Janus Transaction and audit work relating to and in connection with the Janus Transaction.

     AUDIT RELATED FEES. Audit related fees were approximately $873,207 during 2003 and $550,352 during 2002. Of the 2003 amount, approximately $667,741 was related to attest services relating to Statement of Auditing Standards No. 70 reports and other controls reviews and approximately $60,614 was for financial statement audits of employee benefit plans. Of the 2002 amount, approximately $426,753 was related to attest services relating to Statement of Auditing
Standards No. 70 reports and other controls reviews, approximately $52,200 was for financial statement audits of employee benefit plans, and approximately $71,399 was related to transaction due diligence. The DST Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of PwC.

     TAX FEES. Tax fees were approximately $2,814,315 during 2003 and $1,176,036 during 2002. Of the 2003 amount, approximately $295,607 was for tax compliance services, approximately $845,713 was related to expatriate and other employee tax preparation services, approximately $1,111,026 was for assistance with the structuring of the Janus Transaction and the issuance of a tax opinion in connection with such transaction, and approximately $561,969 was for other tax planning and advice. Of the 2002 amount, approximately $334,935 was for tax compliance services, approximately $133,116 was related to expatriate and other employee tax preparation services, and approximately $707,975 was for tax planning and advice. The DST Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of PwC.

     ALL OTHER FEES. There were no fees related to all other services during 2003, but such fees were approximately $130,665 during 2002. Approximately $101,323 of such amount was for non-attest services related to other controls reviews and approximately $29,342 was for consulting services related to a capital investment. The DST Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of PwC.

     The DST Audit Committee has established procedures that prohibit the Committee from engaging an independent auditor to perform any service that the independent auditor is prohibited by the securities laws from providing. Such procedures require the Committee to pre-approve the auditor's annual audit of DST's consolidated financial statements. They allow the Committee or the Committee Chairman to pre-approve or reject any other audit or non-audit services. The Committee has directed that the Chairman, with the assistance of DST's Chief Financial Officer ("CFO"), present and describe at regularly scheduled Committee meetings all such pre-approved services. The Committee has established maximum periods in advance of the commencement of audit or non-audit services that such services should be presented for pre-approval. The Committee regularly examines whether the fees for auditor services exceed estimates. The Committee procedures recognize that pre-approval is not required under securities law regulations for certain non-audit services the aggregate amount of which does not exceed certain amounts paid by DST to its independent auditor ("DeMinimis Waiver"), and the procedures require the Chairman or the Committee to approve prior to completion of the audit any services subject to the DeMinimis Waiver. No such waiver has been applied to a non-audit service.

     The DST Audit Committee has appointed PwC to serve as independent accountants to audit the consolidated financial statements of DST as of and for the year ended December 31, 2004. Although the DST Audit Committee has selected PwC, it nonetheless may, in its discretion, retain another independent accounting firm at any time during the year if it concludes that such change would be in the best interest of DST and its stockholders.

     Representatives of PwC will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.


                           DIRECTOR NOMINATION MATTERS

     In making its nominations to the DST Board, the DST Nominating Committee identifies candidates who meet the current challenges and needs of the DST Board. The DST Nominating Committee uses multiple sources for identifying and evaluating nominees for directors including referrals from members of the DST Board and management, and it may seek input from third party executive search firms. No such firm was used to recommend the Board Nominees. The DST Nominating Committee will also consider nominees for director timely proposed by stockholders in a written proposal notice as described in the "Other Matters" section of this Proxy Statement. The DST Nominating Committee evaluates stockholder nominees for director in the same method it evaluates other nominees, except that the DST Nominating Committee will consider and give such weight as it deems appropriate to input about a nominee received by DST management or incumbent DST directors.

     In recommending a director nominee (including the re-election of an incumbent director), the DST Nominating Committee considers, among other things, whether the nominee meets the standards and has the qualities and experience to fulfill the responsibilities set forth in the Guidelines, the nominee's reputation and affiliations, the nominee's commitment to prepare for and regularly attend meetings of the DST Board and any DST Board committees on which such nominee may serve, and whether, if applicable, the nominee meets the NYSE independence standards and has qualifications and attributes necessary under NYSE listing standards and applicable laws and regulations for service on DST Board committees. Additionally, in recommending an incumbent director for re-election, the DST Nominating Committee considers the nominee's prior service on the DST Board, continued commitment to DST Board service and any changes in employment or other status that are likely to affect such nominee's qualifications to serve. Selection and nomination of directors need not be subject to the processes of the DST Nominating Committee if DST is legally required by contract or otherwise to provide third parties with the ability to nominate directors.

                         EXECUTIVE COMPENSATION MATTERS

           DST COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     COMPENSATION PRINCIPLES. The DST Compensation Committee determined the base salaries for DST executive officers (the "DST Officers") on the basis that such salaries be fair, reasonable and competitive. The DST Compensation Committee based other components of the compensation packages for the DST Officers on the principles that their compensation should be competitive and that they should be encouraged to have long-term ownership in DST and should be rewarded if DST stockholders experience a certain level of increase in earnings per share of DST Common Stock.

     OVERVIEW OF 2003 COMPENSATION. The compensation of DST Officers for 2003 consisted of base salary and awards issued pursuant to the Stock Award Plan. The Stock Award Plan allows the granting of restricted stock, stock options, cash bonuses and other forms of incentive compensation to DST Officers. For 2003, the awards granted to DST Officers under the Stock Award Plan included options to purchase DST Common Stock, cash and restricted DST Common Stock ("Restricted Stock") issued in 2004 for 2003 bonuses under the DST Systems, Inc, Executive Incentive Plan (the "Executive Incentive Plan", which was adopted pursuant to, and as an implementation of, the Stock Award Plan), and reload option feature elimination deferred compensation. The DST Officers also participated during 2003 in certain other benefits available generally to DST officers and employees so that their base compensation packages for 2003 were competitive.

     DETERMINATION OF 2003 COMPENSATION. In determining target levels of base salary and of total cash compensation and the types of awards to grant, the DST Compensation Committee considered the recommendations of an independent compensation consultant and analyzed data provided by the consultant. The consultant updated earlier surveys of comparable position compensation data and of proxy statement executive compensation data. The proxy statement data were from thirteen companies, all of which are in the Peer Group shown in the Stock Performance Graph contained in this Proxy Statement, and which the compensation consultant and the DST Compensation Committee believed were comparable in size, scope or complexity to DST or were in industries or businesses in which DST competes for customers or from which it would typically recruit executives. The DST Compensation Committee focused on the information in the surveys about officers with positions and responsibilities similar to each DST Officer.

     The DST Compensation Committee took the following actions with respect to each component of the compensation packages:

BASE SALARIES. With the advice of the independent compensation consultant, the DST Compensation Committee has set the target for the base salary of each DST Officer to be in approximately the 50th percentile of compensation levels for comparable positions shown in the surveys. The DST Compensation Committee has increased base salaries of certain DST Officers whose base salaries fell below the 50th percentile based on the updated survey data. The DST Compensation Committee has also examined the responsibilities of individual DST Officers in relation to the market and to each other and has made adjustments where it deemed appropriate. In some instances, base salaries vary from the 50th percentile of survey compensation levels.

CASH BONUSES AND RESTRICTED STOCK. The bonuses for DST Officers other than Mr. Winn were made under the Executive Incentive Plan. For all participants in the plan, bonuses are based on a percentage of salary. For all participants in the plan other than employees of EquiServe, DST's Customer Management and Output Solutions business segments, and DST lock\line, Inc. ("lock\line") the 2003 bonuses under such plan depended 50% on the achievement of three-year cumulative threshold, target or maximum consolidated diluted DST earnings per share goals ("DST Cumulative Goals") and 50% on the achievement of 2003 threshold, target or maximum consolidated diluted DST earnings per share goals ("DST 2003 Goals"). In determining whether such goals were achieved, the DST Compensation Committee excluded the effects of (i) the Janus Transaction described under Proposal 2 in this Proxy Statement, (ii) the financing of the Janus Transaction, and (iii) the reload option feature elimination costs. For participants in the plan who are employees of EquiServe, the bonuses depended 50% on the achievement of DST 2003 Goals and 50% on the achievement of 2003 EquiServe threshold, target or management pre-tax income goals. For participants in the plan who are employees of the Customer Management or Output Solutions segments, the bonuses depended 50% on the achievement of DST Cumulative Goals and 50% on the achievement of 2003 segment threshold, target or maximum pre-tax income goals. For participants in the plan who are employees of lock\line, the bonuses depended on the achievement of 2003 lock\line threshold, target or maximum pre-tax income goals. The DST Compensation Committee established all such goals (collectively, the "Goals").

     The DST Compensation Committee determined the percentage of each DST Officer's salary (other than Mr. Winn) to be awarded as a bonus for 2003 at each level of Goals met by DST. The range of minimum percentages of base salary which could be awarded to officers other than Mr. McDonnell for 2003 if Goals were met was from 40% to 75%, and the range of maximum percentages was 120% to 225%. In establishing the ranges, the DST Compensation Committee set the target for each DST Officer's combined base salary and incentive compensation to be in the 75th percentile of the updated survey information if DST met target Goals and in the 90th percentile of the updated survey data if DST met maximum Goals.

     Under the Executive Incentive Plan for all DST Officers other than Mr. Winn, incentive compensation awarded for DST exceeding the threshold Goal is to consist of a combination of cash and an equity award. If the threshold Goal is met but not exceeded, all of the incentive bonus is to be paid in cash; for that portion of the bonus attributable to performance above the threshold Goal, 50% of the bonus is paid in cash and 50% is paid in the form of an equity award.

     The DST Compensation Committee selected Restricted Stock as the equity award for 2003. The number of shares of Restricted Stock was determined by dividing the dollar amount of the portion of the bonus to be paid in Restricted Stock by the average of the highest and lowest reported sales of DST Common Stock on the NYSE on the date of the grant. Restricted Stock is subject to forfeiture if the DST Officer's employment is terminated (for reasons other than retirement, disability, death or termination of employment by DST without cause) prior to the first day of the fourth fiscal year after the plan year for which the incentive award was granted, on which day the restrictions are released. The restrictions are earlier released upon retirement on or after age 60, disability, death, termination of employment without cause by DST or change in control of DST (as defined in the Executive Incentive Plan).

     The Executive Incentive Plan provides that no participant may receive an incentive award greater than 300% of such participant's base salary as of the beginning of the plan year. Additionally, the aggregate value of all incentive awards for a calendar year under the Executive Incentive Plan may not exceed 10% of DST's pre-tax income for that year.

     As described in the section Other Compensation Plans and Arrangements herein, Mr. Winn received a cash bonus for 2003 based on a percentage of his salary. The amount of the bonus depended 50% on the achievement of three-year cumulative threshold, target or maximum DSTi pre-tax income goals and 50% on the achievement of 2003 threshold, target or maximum DSTi pre-tax income goals.

UPFRONT OPTIONS.

     The DST Compensation Committee believes that options encourage equity ownership in DST by DST Officers. In April 2001, following DST's acquisition of a controlling equity interest in EquiServe, Mr. Kenney received an upfront grant of options ("Kenney Upfront Options") to purchase DST Common Stock to replace for three years (2001, 2002, and 2003) the annual option grant that the DST Compensation Committee has traditionally granted DST Officers. The number of Kenney Upfront Options was based on the terms of an EquiServe offer of employment to Mr. Kenney, and the DST Compensation Committee believes the number reflects Mr. Kenney's level of responsibility.

     On November 1, 2002, and again for Mr. McDonnell on January 14, 2003, the DST Officers received an upfront grant of options ("Upfront Options") to purchase DST Common Stock. The DST Compensation Committee intends the grants to be in lieu of three years (2003, 2004 and 2005) of annual option grants for DST Officers other than Mr. Kenney and two years (2004 and 2005) of annual option grants for Mr. Kenney. DST Officers were incented to increase the value of DST Common Stock because accelerated vesting and the term of the Upfront Options were tied to achieving a DST earnings per share goal. The DST Compensation Committee determined the number of Upfront Options by considering the responsibility levels of DST Officers and utilizing survey data provided by an independent compensation consultant.

OTHER AWARDS.

     Certain options granted to DST Officers prior to November 28, 2003 had a reload feature, which means replacement options were to be granted on the underlying options if the following conditions occurred: (a) the underlying options were exercised by surrendering shares of DST Common Stock, (b) by the date of exercise of the underlying options the fair market value of the DST Common Stock had increased by a certain percentage over the exercise price, (c) upon exercise of the underlying options the optionee had been continuously employed by DST or an affiliate of DST as described in the Stock Award Plan since the option grant date, and (d) for underlying options granted after September 2002, DST had not made certain changes to the accounting treatment of options and reload options. Under a proposed change in accounting standards, DST would be required to treat all replacement option grants as new grants, incurring a separate compensation charge for each grant. In anticipation of such change, the DST Compensation Committee determined to eliminate the reload feature of non-qualified options outstanding on November 28, 2003. In connection with such elimination, the DST Compensation Committee granted each DST Officer who held options with the reload feature on November 28, 2003 deferred compensation under the Stock Award Plan consisting of the right to receive, at a future date, Adjustment Awards in the form of one share of DST Common Stock for each thirty-five shares covered by the officer's options to purchase DST Common that had a reload feature. In determining this ratio, the DST Compensation Committee consulted with an independent compensation consultant to estimate the value of the reload feature. The DST Common Stock is to issue on November 28, 2011 with DST having at the time of issuance a right (but no obligation) to purchase each share of such stock for $37.25. The stock will be issued earlier (on November 28, 2006 for some DST Officers and in twenty percent increments each November 28 beginning in 2004 for other DST Officers) and will not be subject to purchase by DST if the DST Officer is continuously employed through the early issuance date. The award will be forfeited upon termination for cause prior to the issuance date and will issue upon a change of control (as defined in the Stock Award Plan), retirement on or after age 60, disability or death.

     COMPENSATION  OF THE CEO. The DST  Compensation  Committee  determined  Mr.
McDonnell's base salary of $575,000 in the same manner it determined the salaries of other DST Officers. McDonnell's base salary is currently below the 50th percentile of survey compensation levels. The number of Upfront Options Mr. McDonnell received in 2002 and 2003, in part for his 2003 compensation, was determined as described above. The terms of the Upfront Options are the same as those awarded the other DST Officers.

     Under the Executive Incentive Plan, Mr. McDonnell's threshold, target and maximum incentive awards for 2003 were set at 90%, 180% and 270% of his base salary, respectively, if DST attained its threshold, target or maximum Goals. The number of shares of Restricted Stock Mr. McDonnell received for the equity compensation of his 2003 compensation under the Executive Incentive Plan was determined as described above. The restrictions are the same as those on DST Common Stock granted to other executive officers. The number of shares of DST Common Stock Mr. McDonnell has the right to receive as the result of the Adjustment Award granted to him during 2003 was determined as described above. Mr. McDonnell is scheduled to receive the DST Common Stock in annual twenty percent increments beginning November 28, 2004.

     DEDUCTIBILITY OF COMPENSATION. Section 162(m) of the Internal Revenue Code contains a limitation ("162(m) Limitation") of a public company's deductions for federal income tax purposes of compensation expenses in excess of $1 million paid to the executive officers named in the company's summary compensation table, which are the CEO and the four DST executive officers other than the CEO receiving the highest totals of salary and cash bonus for 2003 ("Named Officers"). Performance-based compensation which meets the requirements of
Section 162(m) is excluded from the compensation subject to the 162(m) Limitation. The DST Compensation Committee believes DST has taken the steps required to exclude from calculation of the 162(m) Limitation any performance-based awards granted under the Stock Award Plan to the Named Officers.




                         THE DST COMPENSATION COMMITTEE

                                 Michael G. Fitt
                                William C. Nelson
                                 Travis E. Reed
                             M. Jeannine Strandjord

STOCK PERFORMANCE GRAPH

     The following graph shows the changes in value since December 31, 1998 of an assumed investment of $100 in: (i) DST Common Stock; (ii) the stocks that comprise the S&P 400 MidCap index1; and (iii) the stocks that comprise a peer group of companies ("Peer Group")2. The table following the graph shows the dollar value of those investments as of December 31, 2003. The value for the assumed investments depicted on the graph and in the table has been calculated assuming that cash dividends, if any, are reinvested at the end of each quarter in which they are paid.


[OBJECT OMITTED]


------------------------------------------------------------------------------------------------------------------------------------
                   DECEMBER 31, 1998 DECEMBER 31, 1999 DECEMBER 31, 2000  DECEMBER 31, 2001    DECEMBER 31,     DECEMBER 31, 2003
                                                                                                   2002

DST Common Stock          100             133.73             234.83             174.72            124.60             146.37
  Value
------------------------------------------------------------------------------------------------------------------------------------

S&P 400 MidCap            100             114.72             134.81             133.99            114.54             155.34
  Index Value
------------------------------------------------------------------------------------------------------------------------------------

Peer Group Value          100             124.58             158.81             179.56            130.39             144.88
------------------------------------------------------------------------------------------------------------------------------------



1 Standard & Poor's Corporation, an independent company, prepares the S&P 400 MidCap Index.

2 DST selected the Peer Group based on information on comparable companies in DST's industry developed by independent compensation consultants with the input of the CFO. The companies in the Peer Group are: Acxiom Corporation; Affiliated Computer Services; Alliance Data Systems Corporation; Automatic Data Processing, Inc.; Bisys Group, Inc.; Concord EFS, Inc.; CSG Systems Intl. Inc.; First Data Corporation; Fiserv, Inc.; NCR Corporation; SEI Investments Co.; SunGard Data Systems, Inc.; and TeleTech Holdings Inc.

SUMMARY COMPENSATION TABLE

     The following table sets forth for the calendar years indicated the total compensation paid to or for the account of the Named Officers.


  --------------------------------------------------------------------------------------------------------------------------------
                                                    ANNUAL COMPENSATION                          LONG TERM COMPENSATION AWARDS
                                    ----------------------------------------------------------------------------------------------
                                                                           OTHER      RESTRICTED    NUMBER OF
                                                                          ANNUAL        STOCK       SECURITIES       ALL OTHER
 NAME AND PRINCIPAL POSITION       YEAR        SALARY        BONUS     COMPENSATION  AWARDS ($)(3)  UNDERLYING   COMPENSATION ($)(5)
                                                ($)           ($)           ($)                    OPTIONS/SARS
 --------------------------------------------------------------------------------------------------------------------------------
 Thomas A. McDonnell                2003        575,000       941,850       51,116(2)   428,081        11,925(4)       1,892,876
 DST President and CEO              2002        575,000       977,500       83,283      487,164       767,570            111,151
                                    2001        575,000       920,000         ----         ----       623,860            108,300
 --------------------------------------------------------------------------------------------------------------------------------
 Thomas A. McCullough               2003        475,000       648,375         ----      294,683          ----          1,075,602
 DST Executive Vice President and   2002        475,000       665,000         ----      331,427       480,161             81,368
   COO                              2001        475,000       617,500         ----      304,825       259,720             79,058
 --------------------------------------------------------------------------------------------------------------------------------
 Charles W. Schellhorn              2003        360,000       327,600         ----      148,896          ----            599,658
 DST Output President during 2003;  2002        340,000       340,000         ----      169,429       150,000             48,156
 Argus President                    2001        340,000       340,000         ----      167,830       252,055             49,029
 --------------------------------------------------------------------------------------------------------------------------------
 Donald J. Kenney                   2003        371,000       253,207         ----       68,297          ----            296,577
 EquiServe President and CEO        2002        350,000       203,220         ----       28,776       100,000             14,126
                                    2001        262,500       337,500         ----         ----       150,000              2,125
 --------------------------------------------------------------------------------------------------------------------------------
 J. Michael Winn(1)                 2003        357,160       503,596         ----         ----          ----            338,087
 DSTi Managing Director             2002        289,800       460,782         ----         ----       150,000             64,443
                                    2001        240,009       381,614         ----         ----              0            54,702
 --------------------------------------------------------------------------------------------------------------------------------


1 Amounts for Mr. Winn are converted from pounds to dollars on December 31 of the applicable year. The bonus amount for 2003 includes the minimum amount of the deferred portion of the 2003 bonus, which is $128,578. The total amount of the deferred bonus, which could grow by $64,288, is based on DSTi's pre-tax earnings for 2004 as explained in the section "Winn Personal Retirement and Bonus Arrangements" herein. The bonus amount for each of 2002 and 2001 includes the portion of the bonus for such year which was deferred and paid based on DSTi's pre-tax earnings in the following year.

2 This includes compensation of $39,953 to Mr. McDonnell for his 2003 personal use of aircraft in which DST has a fractional interest.

3 The Restricted Stock Grant Table following this table gives additional information about the restricted stock awards.

4 This is the number of Upfront Options granted January 14, 2003 in lieu of 2003, 2004 and 2005 annual option grants for Mr. McDonnell, as described in the Compensation Report.

5 Although the compensation for eliminating the reload feature of stock options is deferred, and the DST Common Stock to be received as deferred compensation has not yet issued, the All Other Compensation amount includes an amount that is the product of the number of shares to be received at a future date as an Adjustment Award and the closing price of the DST Common Stock on December 16, 2003, which is the date the DST Compensation Committee determined the deferred compensation. The respective deferred compensation amounts for Messrs. McDonnell, McCullough, Shellhorn, Kenney and Winn are $1,783,009, $994,380, $550,161, $282,577 and $259,949. All
     other compensation for Messrs. McDonnell, McCullough, Schellhorn, and Kenney for 2003 includes (i) employer matching contributions to their respective accounts under the DST 401(k) of $6,000, and (ii) employer discretionary profit sharing contributions to their respective accounts under the DST 401(k) of $8,000. All other compensation for Messrs. McDonnell, McCullough and Schellhorn for 2003 also includes respective contributions of $95,867, $67,222, and $35,497 to their accounts under the DST Systems, Inc. Supplemental Executive Retirement Plan ("Executive Retirement Plan"). All other compensation for Mr. Winn for 2003 is comprised of a contribution of $59,427 to his qualified retirement plan account, a payment of $17,700 for amounts Mr. Winn could not contribute to such account as a result of statutory limits, and $1,011 in term life insurance premiums.

RESTRICTED STOCK GRANT TABLE

     Mr. Winn has not received Restricted Stock as part of his compensation. The other Named Officers each received Restricted Stock for a portion of their 2003 award under the Executive Incentive Plan, and the number of shares granted to each of them equals the dollar amount of the portion of his bonus to be paid in Restricted Stock divided by the average of the highest and lowest reported sale prices of DST Common Stock on the NYSE on the date of grant. The restrictions on and the transferability of the stock are described in the Compensation Report and in the section Other Compensation Plans and Arrangements. Holders of the Restricted Stock have the right to vote such stock and to receive any dividends or other distributions with respect to such stock.



   ---------------------------------------------------------------------------------------------------------------------------------
                          TOTAL RESTRICTED STOCK    SHARES OF       NUMBER OF SHARES
                           HELD AT END OF LAST      RESTRICTED    SHOWN IN THIS TABLE      DATE RESTRICTIONS WILL LAPSE IF SHARES
                          COMPLETED FISCAL YEAR   STOCK GRANTED         ON WHICH         SHOWN IN THIS TABLE ARE NOT FORFEITED AND
                               AND 12/31/03        IN 2004 FOR     RESTRICTIONS HAVE                  NUMBER OF SHARES
                               MARKET VALUE            2003              LAPSED
                                                   COMPENSATION
                          -----------------------                                      ---------------------------------------------
   NAMED OFFICER          TOTAL        MARKET                                            1/1/2005        1/1/2006       1/1/2007
                           SHARES      VALUE
                                        ($)
   ---------------------------------------------------------------------------------------------------------------------------------
   Thomas A. McDonnell       17,505      731,009            9,778          0                ___           17,505              9,778
   ---------------------------------------------------------------------------------------------------------------------------------
   Thomas A. McCullough      19,165      800,330            6,731          0               7,256          11,909              6,731

   ---------------------------------------------------------------------------------------------------------------------------------
   Charles W. Schellhorn     10,083      421,067            3,401          0               3,995          6,088               3,401
   ---------------------------------------------------------------------------------------------------------------------------------
   Donald J. Kenney           1,034       43,180            1,560          0               _____          1,034               1,560

   ---------------------------------------------------------------------------------------------------------------------------------


OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information about the options to acquire DST Common Stock granted the Named Officers during 2003.


------------------------------------------------------------------------------------------------------------------------------------
                                    NUMBER OF        PERCENT OF TOTAL
                                   SECURITIES          OPTIONS/SARS
                                   UNDERLYING           GRANTED TO          EXERCISE OR
                                  OPTIONS/SARS         EMPLOYEES IN         BASE PRICE          EXPIRATION          GRANT DATE
             NAME                    GRANTED           FISCAL YEAR(1)         ($/SH)(2)            DATE(2)       PRESENT VALUE($)(3)
------------------------------------------------------------------------------------------------------------------------------------
Thomas A. McDonnell                  11,925                .014               $37.62              1/14/13             220,136
------------------------------------------------------------------------------------------------------------------------------------
Thomas A. McCullough                   ---                 ---                  ---                 ---                 ---
------------------------------------------------------------------------------------------------------------------------------------
Charles W. Schellhorn                  ---                 ---                  ---                 ---                 ---
------------------------------------------------------------------------------------------------------------------------------------
Donald J. Kenney                       ---                 ---                  ---                 ---                 ---
------------------------------------------------------------------------------------------------------------------------------------
J. Michael Winn                        ---                 ---                  ---                 ---                 ---
------------------------------------------------------------------------------------------------------------------------------------



1 Options for a total of 843,568 shares of DST Common Stock were granted in 2003.

2 The options granted to Mr. McDonnell are Upfront Options that became exercisable February 26, 2004 as a result of DST meeting an earnings per share goal set by the DST Compensation Committee in 2002. The term of the options is ten years from the grant date. The options terminate early for reasons of termination of employment, disability or death.

     The exercise price of Mr. McDonnell's Upfront Options is equal to the average of the high and low price of DST Common Stock on the NYSE as of the date of the grant, and Mr. McDonnell may pay the exercise price in cash or, subject to certain restrictions, with DST Common Stock. He may satisfy their minimum statutory tax withholding obligations by authorizing DST to withhold shares of DST Common Stock which would otherwise have been issuable on exercise, and, subject to certain restrictions, he may have additional shares withheld for withholding above the minimum requirement. Change in control of DST is defined in the Stock Award Plan, and in such event certain limited rights related to the options and defined in the Stock Award Plan also become immediately exercisable.

3 In accordance with SEC rules, the Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value of the Upfront Options. DST's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option models require a prediction about the future movement of the stock price. The options were valued based on the assumption that Mr. McDonnell will hold the option for a period of seven years. Assumption of volatility was 41.44% (based on the historical average weekly fair market value of DST Common Stock since October 1995), and assumption of the risk free rates of return rate was 3.66% (United States Government Zero Coupon Bonds on date of grant with a seven year maturity). The determination assumed a dividend yield of 0%. No adjustments were made for non-transferability or risk of forfeiture of the options. The real value of the options depends upon the actual performance of DST Common Stock during the applicable period and upon the date the options are exercised.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

     The following table gives aggregated information about the Named Officers' exercises during 2003 of options to purchase DST Common Stock and shows the number and value of their exercisable and unexercisable options at December 31, 2003, which was DST's fiscal year end.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF SECURITIES
                                                                     UNDERLYING                      VALUE OF UNEXERCISED
                             SHARES           VALUE           UNEXERCISED OPTIONS/SARS             IN-THE-MONEY OPTIONS/SARS
                           ACQUIRED ON      REALIZED                     AT                                   AT
                            EXERCISE                              DECEMBER 31, 2003                  DECEMBER 31, 2003 ($)
-----------------------------------------------------------------------------------------------------------------------------------
           NAME                (#)             ($)         EXERCISABLE      UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS A. MCDONNELL            ---             ---               492,312           1,085,180            241,668          4,183,593

-----------------------------------------------------------------------------------------------------------------------------------
THOMAS A. MCCULLOUGH           ---             ---               271,431             608,320          1,364,059          2,930,125

-----------------------------------------------------------------------------------------------------------------------------------
CHARLES W. SCHELLHORN          ---             ---               284,765             280,190          1,253,356          1,598,250

-----------------------------------------------------------------------------------------------------------------------------------
DONALD J. KENNEY               ---             ---               100,000             150,000                  0          1,065,500

-----------------------------------------------------------------------------------------------------------------------------------
J. MICHAEL WINN                ---             ---               140,000             150,000          1,911,744          1,598,250

-----------------------------------------------------------------------------------------------------------------------------------



EMPLOYMENT AGREEMENTS. All of the Named Officers other than Mr. Kenney have employment agreements. An agreement between DST and Mr. McDonnell (the
"McDonnell Agreement") and an agreement between DST and Mr. McCullough (the "McCullough Agreement") each dated as of January 1, 2001 provide for employment at the base salary set by the DST Compensation Committee, subject to upward adjustment, and are effective through December 31, 2005, unless earlier terminated as provided in the agreement. An agreement between DST and Mr. Schellhorn dated as of April 1, 1992 and amended as of October 9, 1995 (the "Schellhorn Agreement"), provides for Mr. Schellhorn's employment at his base salary in effect at the date of execution of his agreement subject to adjustment from time to time by agreement of the parties.

     The McDonnell and McCullough Agreements provide for certain fringe benefits. They also provide for the early lifting of restrictions on certain Restricted Stock. The McDonnell Agreement provides that Mr. McDonnell shall hold such stock through the term of his agreement and shall not dispose of it except for the purpose of exercising options to purchase DST Common Stock. The agreements set the percentage of the salaries of Messrs. McDonnell and McCullough to be awarded as bonuses at each level of Goals set under the Executive Incentive Plan. Mr. McDonnell's percentages at threshold, target and maximum Goals, respectively, for 2003 were 90%, 180% and 270%, for 2004 are 95%, 190% and 285%, and for 2005 are 100%, 200% and 300%. Mr. McCullough's
percentages at threshold, target and maximum Goals, respectively, for 2003 were 75%, 150%, and 225%, for 2004 are 80%, 160% and 240%, and for 2005 are 85%, 170%
and 255%.

     Under each of the McDonnell, McCullough and Schellhorn Agreements (collectively, the "DST Employment Agreements"), employment may be terminated by the officer on at least 30 days' notice to DST and by DST with or without cause. If DST terminates the employment without cause, the McDonnell and McCullough Agreements provide severance pay equal to 24 months' base salary and 24 months' reimbursement of costs of obtaining comparable life and health insurance benefits unless another employer provides such benefits, and the Schellhorn Agreement provides for such severance pay based on a 12 month period. Each DST Employment Agreement contains certain non-compete limitations in effect for a three-year period after the executive's termination of employment.

     The DST Employment Agreements provide that the officers are eligible to participate in any DST incentive compensation plan and to receive other benefits DST generally makes available to its executive officers. The DST Employment Agreements also govern the officers' employment after a "change in control"* of DST. If a change in control occurs during the term of any of the DST Employment Agreements, the officer would be entitled to the following: (a) continuation of the officer's employment, executive capacity, salary, incentive compensation and benefits for a three-year period at levels in effect on the "control change date"*; (b) with respect to unfunded employer obligations under benefit plans, to a discounted cash payment of amounts to which the officer is entitled; (c) if the officer's employment is terminated after the control change date other than "for cause"*, to payment of his base salary through termination plus a discounted cash severance payment based on his salary for the remainder of the three-year period and to continuation of benefits to the end of that period; (d) if the officer resigns after a change in control upon "good reason"* and advance written notice, to receive the same payments and benefits as if his employment had been terminated other than for cause; and (e) the placement in trust of funds to secure the obligations to pay any legal expense of the officer in connection with disputes arising with respect to the agreement. Each of the DST Employment Agreements provide for the relief in certain circumstances if amounts received by the executive constitute "Parachute Payments" under Section 4999 of the Internal Revenue Code.

     Mr. Winn, the Managing Director of DSTi, is subject to an employment agreement dated as of June 23, 1993. DSTi may terminate the agreement without notice "for cause"*, and either DSTi or Mr. Winn may terminate the agreement for any other reason by giving notice of not less than twelve months. The agreement permits DSTi to place Mr. Winn in an executive capacity other than Managing Director. It provides that Mr. Winn shall receive pension contributions, medical insurance, and certain fringe benefits and that Mr. Winn's base salary shall be reviewed annually and is subject to increase by the board of directors of DSTi. The agreement contains certain non-compete limitations in effect for one year after Mr. Winn's termination of employment. Mr. Winn's bonus arrangements are discussed in the section Winn Personal Retirement and Bonus Arrangements herein.






-----------
*Each of the employment agreements define these terms.

OTHER COMPENSATION PLANS AND ARRANGEMENTS. In addition to certain compensatory plans and arrangements generally available to employees, the Named Officers participate as indicated in the following plans and arrangements:

     STOCK AWARD PLAN. All of the Named Officers have received awards under the Stock Award Plan. Stockholders from time to time have approved the plan and certain amendments to it and have approved and reapproved the performance-based criteria described in the plan as required for certain exclusions from the
162(m)  Limitation.  The Stock Award Plan provides for the  automatic,  periodic grant of stock options to Non-Management Directors and gives the DST Compensation Committee the discretion to award incentives to selected DST employees and Non-Management Directors in the form of options, reload options, restricted stock, stock appreciation rights, limited rights, performance shares, performance units (including performance-based cash awards), dividend equivalents, stock, or any other right, interest or option relating to shares of DST Common Stock granted pursuant to the Stock Award Plan.

     In the event of a change in control of DST (as  defined in the Stock  Award
Plan), vesting of awards (including options) will be automatically accelerated and all conditions on awards shall be deemed satisfactorily completed without any action required by the DST Compensation Committee so that such award may be exercised or realized in full on or before a date fixed by the DST Compensation Committee. Subject to the terms of the Stock Award Plan, the DST Compensation Committee has discretion with respect to the terms of any agreements documenting such awards.

     DST SYSTEMS, INC. EXECUTIVE PLAN ("EXCESS ERISA PLAN"). Messrs. McDonnell, McCullough and Schellhorn participated in the Excess ERISA Plan, a non-qualified deferred compensation plan terminated effective December 31, 1995. Account balances for each participant remain subject to the terms of the Excess ERISA Plan. Prior to termination of the Excess ERISA Plan, DST credited each participant's account with the value of contributions DST would have made to the various qualified plans maintained by DST without regard to statutory contribution limits and eligibility requirements, less the amount actually contributed to such qualified plans on the participant's behalf. The accounts, which became fully vested upon termination of the Excess ERISA Plan, become distributable after termination of employment or in certain instances as approved by the DST Compensation Committee.

     EXECUTIVE RETIREMENT PLAN. Credits have been made to the accounts of Messrs. McDonnell, McCullough, and Schellhorn under an Executive Retirement Plan adopted by the DST Compensation Committee. The credits equal the value of contributions DST would have made to various qualified plans maintained by DST and of forfeiture amounts that would have been credited to such accounts but for the application of certain statutory contribution limits. The accounts are adjusted annually by a rate of return on a hypothetical investment selected by the participant among certain participant-elected investment choices allowed by the plan, or, if investment choices are not elected as to all or a portion of the account, by an interest factor equal to a rate of return selected by DST as provided in the plan. The accounts vest based on years of service or upon a change in control, as defined in the plan.

     EXECUTIVE INCENTIVE PLAN. Messrs. McDonnell, McCullough, Kenney and Schellhorn have received awards under the Executive Incentive Plan. Incentive awards issued under the Executive Incentive Plan are subject to restrictions and limitations imposed under the terms of the Stock Award Plan. Participants in the Executive Incentive Plan are all DST officers, DST employees holding the managerial title of director and such employees of more than 50% subsidiaries or at least 50% owned affiliates as hold officer or managerial director positions and have been designated as participants by the DST Compensation Committee. If for a given plan year DST achieves targeted diluted earnings per share, segment pre-tax earnings or other goals set by the DST Compensation Committee, participants may receive awards based on percentages of annual base salaries. Under the Executive Incentive Plan, equity awards which may be granted as part of compensation, if goals set by the DST Compensation Committee are met, consist of either options to purchase DST Common Stock ("Equity Award Options") or Restricted Stock, at the discretion of the DST Compensation Committee.

     Restricted Stock is described in the Compensation Report herein. The Restricted Stock is not transferable during the period of restriction except to family members or trusts for family members, and the stock remains subject to the restrictions after such permitted transfers. Equity Award Options become exercisable on the last day of the third calendar year following the calendar year of which the bonus allocated to the option was earned, subject to becoming exercisable earlier on retirement, death, disability, termination of employment without cause by DST, or change of control of DST

(as defined in the Stock Award Plan). The options terminate early upon voluntary termination of employment by the DST Officer or termination of employment with cause by DST. The Equity Award Options are not transferable. In the event of retirement after age 60, termination because of disability or without cause, or a change in control, as defined in the Executive Incentive Plan, the restrictions on the Restricted Stock are released and the Equity Award Options are exercisable.

     EQUISERVE, INC. DEFERRED COMPENSATION PLAN ("DEFERRED COMPENSATION PLAN"). Mr. Kenney participates in this plan. Within the parameters of the plan, participants can elect to defer participant-designated percentages of base salary and bonus. Prior to 2002, the plan also provided for matching contributions and/or discretionary contributions to be made at the sole discretion of EquiServe. Participant accounts are credited with earnings based on hypothetical investments in certain mutual funds designated by the participant. Participants are fully vested in salary deferral contributions and vest in employer contributions based on years of service or upon death, disability, retirement or a change in control, as defined in the plan. The account balance can be withdrawn upon termination of employment, death, or disability, at a fixed date pre-selected by the participant, or for healthcare or educational needs.

     OFFICER TRUSTS. DST has established trusts that are intended to secure the rights of its officers, directors, employees, and former employees under the employment continuation commitments of certain employment agreements, the Directors' Deferred Fee Plan, the Executive Incentive Plan, the Excess ERISA Plan and the Executive Retirement Plan. The function of each trust is to receive contributions by DST and, in the event of a change in control of DST where DST fails to honor covered obligations to a beneficiary, the trust shall distribute to the beneficiary amounts sufficient to discharge DST's obligation to such beneficiary. The trusts require DST to be solvent as a condition of making distributions. The trusts are revocable until a change in control of DST (as defined in the trusts) and terminate automatically if no such change in control occurs prior to December 31, 2004, unless the trusts are extended prior to such date. EquiServe has established a similar trust to secure the rights of its eligible employees under the Deferred Compensation Plan. The function of the trust is to receive contributions by EquiServe and to honor covered obligations to beneficiaries. The trust requires EquiServe to be solvent as a condition of making distributions. The trust securing the Deferred Compensation Plan is irrevocable unless amended by EquiServe and the trustee per the terms of the trust.

     WINN PERSONAL RETIREMENT AND BONUS ARRANGEMENTS. Under a qualified retirement plan available to all DSTi employees, DSTi makes a contribution up to a statutory limit to Mr. Winn's personal retirement account. DSTi makes a supplemental payment to Mr. Winn of 20% of his annual salary less the amount contributed to the qualified plan account. If DSTi achieves annual threshold, target or maximum levels of pre-tax earnings, then Mr. Winn receives a cash bonus based on a percentage of his salary. The percentage amount depends on the level of pre-tax earnings achieved over a one-year period and cumulatively over a three-year period. If DSTi achieves the threshold level, Mr. Winn earns a bonus equal to 50% of his salary. If DSTi achieves the target level, the bonus equals his salary. If DSTi achieves the maximum level, the bonus equals 150% of his salary. Payment of 30% of the bonus is deferred for one year. The deferred portion may be reduced by 20% if DSTi's pre-tax earnings do not exceed the threshold level for the following year. It may grow by 20% if DSTi's pre-tax earnings meet or exceed the maximum level for the following year.

                                  OTHER MATTERS

GENERAL INFORMATION. DST will bear the cost of the Annual Meeting, including the cost of mailing the proxy materials. Proxies may also be solicited by telephone, in person or otherwise by directors, officers and employees not specifically engaged or compensated for that purpose. DST has retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost not expected to exceed $5,000 plus expenses. In addition, DST may reimburse brokerage firms and other persons representing beneficial owners of DST Common Stock for their expenses in forwarding this Proxy Statement, the Annual Report and other DST soliciting materials to the beneficial owners.

STOCKHOLDER PROPOSALS. Stockholders may as described below submit proposals for consideration at a stockholders' meeting. No stockholder proposals are being considered at this Annual Meeting.

     INCLUSION OF STOCKHOLDER PROPOSALS IN THE 2005 ANNUAL MEETING PROXY STATEMENT. If a stockholder desires to have a proposal included in DST's Proxy Statement for the annual meeting of stockholders to be held in 2005, the Corporate Secretary of DST must receive such proposal on or before December 1, 2004, and the proposal must comply with the applicable SEC laws and rules and must be allowed by, and comply with, the procedures set forth in, the DST By-laws. DST will require any proposed nominee for election as a director or stockholder proposing a nominee to furnish a consent of the nominee and may reasonably require other information to determine the eligibility of a proposed nominee to serve as a director or to properly complete any proxy or information statement used for the solicitation of proxies.

     TIMELY NOTICE TO DST OF NOMINATIONS FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS. The DST By-laws provide that a stockholder proposal (other than a proposal requested to be set forth in the Proxy Statement, as noted above) may not be made at an annual meeting unless the proposal has been timely delivered to the DST Nominating Committee (for proposals to nominate directors) or to the Corporate Secretary (for other proposals). Only a stockholder who owns beneficially at least one percent of outstanding DST Common Stock may propose to nominate a director. A proposal is timely if delivered not less than 90 days nor more than 120 days prior to the anniversary of the last DST annual meeting; provided, however, that in the event that the DST Board designates the annual meeting to be held at a date other than the second Tuesday in May and publicly announces the date of the meeting less than 60 days prior to its occurrence, the stockholder must deliver written proposal not later than 15 days following the date of such public announcement and not more than 120 days prior to the annual meeting. Public announcement is disclosure in any press release issued by DST, published on the DST website, or included in a documents publicly filed by DST with the SEC. Proposals (other than proposals submitted for inclusion in the proxy statement) to be timely for the 2005 annual meeting if it occurs on May 10, 2005 must be delivered no earlier than January 11, 2005 and no later than February 10, 2005.

     CONTENTS OF NOTICE OF PROPOSAL. A stockholder proposal must be in the form of a written notice of proposal. The required contents of the notice depend on whether the proposal pertains to nominating a director or to other business. A stockholder's notice pertaining to the nomination of a director shall set forth:
(a) as to each nominee whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of DST that are beneficially owned by the nominee, and (iv) any other information concerning the nominee that would be required, under the rules of the SEC, in a proxy statement soliciting proxies for the election of such nominee; (b) as to the stockholder giving the notice, (i) the name and address of the stockholder, and (ii) the class and number of shares of capital stock of DST that are beneficially owned by the stockholder and the name and address of record under which such stock is held; and (c) the signed consent of the nominee to serve as a director if elected.

     A stockholder's notice concerning business other than nominating a director shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address of the stockholder proposing such business, (c) the class and number of shares of capital stock of DST that are beneficially owned by the stockholder and the name and address of record under which such stock is held, and (d) any material interest of the stockholder in such business. The Chairman of the annual meeting has the power to determine whether the proposed business is an appropriate subject for and was properly brought before the meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Exchange Act requires DST's directors and certain of its officers, and each person, legal or natural, who owns more than 10% of DST Common Stock (each, a "Reporting Person"), to file reports of such ownership with the SEC, the NYSE, and DST. Based solely on review of the copies of such reports furnished to DST, and written representations relative to the filing of certain forms, no person other than Thomas A. McDonnell, the Chief Executive Officer, was late in filing such a report for fiscal year 2003. On February 27, 2003, Mr. McDonnell reported the January 14, 2003 grant of Upfront Options.

AVAILABILITY OF ANNUAL REPORT. The Annual Report includes the Form 10-K for the year ended December 31, 2003 (without exhibits) as filed with the SEC. DST will furnish without charge upon written request a copy of the Form 10-K. The Form 10-K includes a list of all exhibits thereto. DST will furnish copies of exhibits listed in the Form 10-K upon written request to DST Corporate Secretary, 333 W. 11th Street, Kansas City, Missouri, 64105. The requestor must pay DST's reasonable expenses in furnishing such exhibits. Each such request for the Form 10-K or exhibits must identify the person making such request as a beneficial owner of DST Common Stock entitled to vote at the Annual Meeting. The Form 10-K is available at WWW.DSTSYSTEMS.COM and the Form 10-K including exhibits filed therewith is available at WWW.SEC.GOV.

HOUSEHOLDING FOR BROKER CUSTOMERS. Pursuant to the rules of the SEC, services that deliver DST's communications to Broker Customers may deliver to multiple stockholders sharing the same address a single copy of DST's Annual Report and Proxy Statement. DST will promptly deliver upon written or oral request a separate copy of the Annual Report and/or Proxy Statement to any stockholder at a shared address to which a single copy of the documents was delivered. Written requests may be made to the DST Corporate Secretary, 333 West 11th Street, Kansas City, Missouri 64105, and oral requests may be made by calling the DST Corporate Secretary's Office at (816) 435-4636. To receive separate copies of the Proxy Statement or Annual Report in the future, or to receive only one copy per household, Broker Customers should contact their bank, broker or other nominee holder of record.




                                 By Order of the Board of Directors,


                                 Randall D. Young
                                 VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Kansas City, Missouri
March 31, 2004

                                   APPENDIX A

                                DST SYSTEMS, INC.
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.   COMMITTEE PURPOSES

     The Committee's primary purposes are to:

     o    Assist Board  oversight of the  integrity of the  Company's  financial
          statements  and  systems  of  internal  controls   regarding  finance,
          accounting, and legal compliance.

     o Exercise its direct responsibility for the appointment, compensation, and retention of the Company's independent auditor in performing all services for the Company and its subsidiaries and assist Board oversight of such auditor's qualifications, independence, and performance.

     o Assist Board oversight of the performance of the Company's internal audit function.

     o Assist Board oversight of the Company's compliance with legal and regulatory requirements.

     o Prepare the report that the Securities and Exchange Commission rules require be included in the Company's annual proxy statement.

II.  COMMITTEE DUTIES AND RESPONSIBILITIES

     The Committee has duties and responsibilities with respect to the Company's financial disclosures, internal audit function and relationship with independent auditors and with respect to various other matters.

     A.   DISCLOSURES.

     The Committee shall:

     1. Discuss the Company's annual audited financial statements with management and the independent auditor prior to filing and distribution, including disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operation, and recommend to the Board whether such statements be included in the Company's Annual Report on Form 10-K.

     2. Review such portions of the Company's periodic reports as it deems appropriate to oversee the integrity of the Company's disclosures.

     3. Receive and have an opportunity to discuss the Company's quarterly financial statements with management and the independent auditor both prior to filing and at regularly scheduled Committee meetings subsequent to filing, including disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operation.

     4.   Review  in  conjunction  with  management  and  with  the  independent auditor:
          a. All critical accounting policies and practices used in auditing the Company's financial statements and major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles.
          b.   Significant  financial  reporting  issues and  judgments  made in connection with the preparation of the financial statements.
          c.   All  alternative   treatments  of  financial  information  within
               generally accepted accounting principles ("GAAP") that the independent auditor has discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.
          d. The effect of regulatory and accounting initiatives and off-balance sheet structures on the Company's financial statements.
          e. Other material written communications between the independent auditor and management including, but not limited, to any management or internal control letter, any schedule of unadjusted differences, and accounting adjustments proposed or noted by the independent auditor that were passed.
          f.   Certain matters  required to be communicated to audit  committees in accordance with Statement of Auditing Standards No. 61.
          g.   The integrity of the company's  financial reporting processes and controls.
          h. Major issues as to the adequacy of internal controls and any special audit steps adopted in light of material control deficiencies.

     5. Review earnings press releases (either prior or subsequent to the release date and paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information) and, review, in general terms, the types of other financial information and earnings guidance to be provided to analysts and rating agencies, if any.

     6. Review and approve Committee reports prior to their publication in any proxy statement or other securities law filings.

     B.   COMPANY'S INTERNAL AUDIT FUNCTION.

     The Committee shall:

     1. Review the internal audit department's audit plans and significant changes thereto.

     2.   Consider   from   time   to   time   the   organizational   structure,
          responsibilities,   general  audit  approach,  budget,  staffing,  and
          qualifications of the internal audit department.

     3.   Receive reports directly from internal audit.

     4. Review the appointment, performance, and, if necessary, replacement of the senior internal audit executive.

     C.   COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR.

     The Committee is directly responsible for the appointment of the Company's independent auditor in performing all services for the Company and its subsidiaries, subject to shareholder approval requirements of any governing law, document, or standard. The Committee is directly responsible for the compensation, retention and oversight of the independent auditor in performing such services and for evaluation and termination of the independent auditor. In this regard, the Committee shall:

     1.   Select and retain the independent auditor for the annual audit.

     2. Have the sole authority to approve all fees and terms of audit services performed by the Company's independent auditor.

     3. Have the sole authority to approve, and adopt permissible procedures for pre-approval of, all fees and terms of audit services other than the annual engagement of the auditor and of all permitted non-audit services performed by the Company's independent auditor, except that certain permitted non-audit services may be performed without pre-approval under certain conditions described in the securities law regulations.

     4. Review annually the written disclosures and letter required by Independence Standard Board Statement No. 1 and discuss with the independent auditor all relationships it has with the Company.

     5. At least annually obtain and review a report by the independent auditor describing:
          a.   The auditor's internal quality control procedures.
          b. Any material issues raised by the most recent internal quality-control review, or peer review, of the auditor firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditor.
          c.   Any steps taken to deal with any such issues.
          d. All relationships between the independent auditor and the Company (in order to assess the auditor's independence).

     6. Review the independent auditor's report and work throughout the year and annually evaluate (after taking into account the opinions of Company management and internal auditors) the auditor's qualifications, performance and lead partner. In addition to assuring the regular rotation of the lead audit partner and the audit partner responsible for reviewing the audit as required by law, consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent auditor.

     7. Review with the independent auditor annually and from time to time in connection with the disclosure of financial information:
          a. Any difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditor's activities or on access to the requested information.
          b. Communications between the independent auditor team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement.
          c. The auditor's compliance with all legal requirements applicable to the audit, including without limitation requirements as to the scope of the audit, rotation of the audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit and prohibitions of per se conflicts of interest.
          d.   Any significant disagreements with management.
          e. The responsibilities, budget and staffing of the Company's internal audit function.

     8. Set the Company's policy for hiring employees or former employees of the independent auditor.

     D.   OTHER.

     The  Committee shall:

     1. Discuss policies with respect to risk assessment and risk management including a discussion of:
          a. Guidelines and policies that govern the process by which the Company's Chief Executive Officer and senior management assess and manage the Company's exposure to risk.

          b.   The  Company's  major  financial  risk  exposures  and the  steps
               Company   management  has  taken  to  monitor  and  control  such
               exposures.

     2. Review at least annually with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     3. Review reports on internal controls over significant operations, systems or procedures, including SAS 70 Reports.

     4.   Establish  or ensure  procedures  are in place  for:
          a. The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.
          b. The confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

     5. Receive reports from Company internal and external counsel of evidence of material violations of securities and other laws.

     6.   Orient new Committee members to its practices and procedures.

     7. Perform such other tasks as are assigned to the Committee by the Board, or (unless the Board otherwise directs) are deemed by the Committee to be appropriate to its purposes.

III. ANNUAL EVALUATION OF COMMITTEE PERFORMANCE AND CHARTER

     The Committee shall annually evaluate its own performance and the adequacy of this Charter. The Committee shall submit to the Board the results of its evaluation and any proposed Charter modifications.

IV.  COMMITTEE MEMBER AND CHAIR QUALIFICATIONS

     A. Each Committee member shall meet the independence requirements of the applicable laws, regulations, and stock exchange listing standards.

     B.   Each Committee member shall be financially literate.

     C. At least one member of the Committee shall have accounting or related financial management expertise.

     D. At least one member of the Committee shall be an Audit Committee Financial Expert as that term is defined in the securities laws and regulations.

     E. If a Committee member simultaneously serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

     F. Certain disclosures regarding Audit Committee members shall be made to the New York Stock Exchange and in the Company's annual meeting proxy statement.

V.   COMMITTEE MEMBER APPOINTMENT AND REMOVAL

     A. Members of the Committee shall be selected as provided in the Company's Bylaws for the term set forth therein.

     B.   Committee members may be removed by Board action.

VI.  COMMITTEE STRUCTURE AND OPERATIONS

     A. The Company's Bylaws govern the procedures for establishing number of Committee members, which shall be at least three.

     B. The Company's Bylaws govern the election of the Committee Chair, the scheduling and notice to members of special Committee meetings, the constitution of a quorum for the conduct of Committee business, the member vote necessary for Committee action, and Committee recordkeeping.

     C. The Committee shall meet at least four times annually, or more frequently as circumstances dictate.

     D.   The Committee shall meet privately in executive session periodically.

     E. The Committee shall periodically schedule during its meetings a separate session with each of a representative of Company management, a representative of internal audit department, and a representative of the independent auditor to discuss any matters that the Committee or such representative believes should be discussed. Regardless of whether it was scheduled in advance, a separate session shall be held during any Audit Committee meeting at which the Committee or any such representative requests such a session.

     F. The Committee may ask representatives of Company management, directors who are not Committee members, or others to attend meetings and to provide pertinent information as necessary.

     G. The Committee has the authority, as it deems necessary, to delegate its responsibilities to any subcommittee of the Committee, provided such delegation is not precluded by any applicable laws, regulations, or stock exchange listing standards.

VII. COMMITTEE REPORTING TO THE BOARD

     The  Committee shall regularly report to the Board on:

     A.   Committee actions (other than routine or administrative actions).

     B.   Issues that arise with respect to:
          1.   The quality and integrity of the Company's financial statements.
          2.   The Company's compliance with legal or regulatory requirements.
          3. The qualifications, performance, and independence of the independent auditor, the evaluation of such auditor's lead partner and the audit partner responsible for reviewing the audit, and conclusions on whether the independent auditor itself should be regularly rotated.
          4.   The performance of the Company's internal audit function.

VIII. COMMITTEE RESOURCES

     The  Committee has the authority to:

     A.   Conduct   any    investigation    appropriate    to   fulfilling   its
          responsibilities.

     B.   Contact the independent auditor and any Company employee.

     C.   Access the Company's books and records.

     D. Retain, at the Company's expense, special legal, accounting, or other advisors it deems necessary in the performance of its duties.

     E. Determine and advise the Company's Chief Financial Officer of the funding the Company must provide for the payment of compensation to the Company's independent auditor, use of external advisors, Committee investigations, and ordinary administrative expenses necessary or appropriate in carrying out Committee duties.

IX.  PUBLICATION OF CHARTER

     This Charter shall be posted on the Company's website and periodically be included as an appendix to the Company's annual stockholder's meeting proxy statement as required by applicable laws, regulations, or stock exchange listing standards.

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

                                                 DST SYSTEMS, INC.

                                   ANNUAL MEETING OF STOCKHOLDERS - MAY 11, 2004

                                   THE DST BOARD OF DIRECTORS SOLICITS YOUR VOTE

The DST Board is making the two  proposals,  and they are not  related to or  conditioned  on the  approval  of any other proposals which may come before the Annual Meeting.

The Cert number  shown on the front of the card is the number of shares you held  directly in  certificate  form or in a book entry  account  with DST's  transfer  agent as of the close of  business  on the Record  Date  (March 12,
2004).  The  ESPP  number  shown on the  front of the card is the  number  of  shares  you held as of the  close of business on the Record Date through the DST Employee  Stock  Purchase Plan book entry  account with DST's  transfer agent.  The Proxy  Committee  appointed  by the DST Board that will vote your Cert and ESPP shares is  comprised of
Thomas A.  McDonnell,  Kenneth V. Hager and Randall D. Young.  IF YOU DO NOT  SPECIFY HOW YOU  AUTHORIZE  THE PROXY
COMMITTEE TO VOTE YOUR CERT AND ESPP SHARES, YOU AUTHORIZE IT TO VOTE FOR EACH OF THE PROPOSALS.

The ESOP,  401k and L401 numbers  shown on the front of the card  ("Benefit  Plan  Shares") are the total number of shares you held as of the close of  business  on the  Record  Date  through  your  participation  in any of the DST
Employee  Stock  Ownership  Plan,  the DST 401(k) Profit  Sharing Plan, or the  lock\line,  LLC 401(k) Plan. IF YOU
FAIL TO RETURN  THIS  VOTING CARD OR DO NOT SPECIFY  YOUR VOTE,  THE TRUSTEE OF THE  APPLICABLE  PLAN WILL VOTE THE
SHARES  ALLOCATED TO YOUR BENEFIT PLAN ACCOUNT IN THE SAME  PROPORTION AS THE SHARES HELD BY THE PLAN FOR WHICH THE
TRUSTEE RECEIVES VOTING INSTRUCTIONS.

You may revoke this proxy in the manner  described in the Proxy  Statement  dated March 31, 2004,  receipt of which you hereby acknowledge.


             PLEASE DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR MAKE YOUR
          INSTRUCTIONS BY TELEPHONE AT (877) 779-8683 OR ELECTRONICALLY AT HTTP://WWW.EPROXYVOTE.COM/DST.


IF YOUR ADDRESS HAS CHANGED, PLEASE NOTE THE NEW ADDRESS BELOW.

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

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

       PLEASE MARK VOTES
 [X]   AS IN THIS EXAMPLE.
----------------------------------------------------------------
                  DST SYSTEMS, INC.
----------------------------------------------------------------


By signing this card, you are authorizing the Proxy Committee          1. Election of Two Directors   For All   With-    For All
(if you own Cert and ESPP Shares) and the Trustee of the DST                                          Nominees  hold     Except
Benefit Plan(s) (if you own Benefit Plan Shares) to vote your
shares as you specify on the two proposals presented at the               (01)  A. Edward Allinson      [ ]      [ ]       [ ]
Annual Meeting or any adjournment thereof and to vote in their
respective discretion on other proposals that may properly come           (02)  Michael G. Fitt         [ ]      [ ]       [ ]
before such meeting.

To vote in accordance with all of the DST Board of Directors'
recommendations, please sign and date; you need not mark any boxes.  The DST Board of Directors recommends that you vote
FOR each of the proposals.
                                                                       NOTE:  IF YOU MARK  "WITHHOLD",  YOUR  VOTES WILL NOT BE CAST
                                                                       FOR  EITHER  OF THE  NOMINEES.  TO VOTE  FOR ONLY ONE OF THE
                                                                       NOMINEES,  MARK "FOR ALL  EXCEPT" AND STRIKE A LINE THROUGH
                                                                       THE  NAME OF THE  NOMINEE  FOR  WHOM YOU ARE NOT VOTING.


                                                                                                      For       Against    Abstain

                                                                       2. Amendment of Certificate of
                                                                          Incorporation to Increase
                                                                          Authorized Capital Stock    [ ]         [ ]        [ ]

                                                                          SEE  IMPORTANT  INFORMATION  ON THE REVERSE.

                                                                          Mark  box at  right  if you plan to attend the Annual
                                                                          Meeting of Stockholders.                           [ ]
                                                                          Mark  box at  right  if an  address change has been
                                                                          noted on the reverse side of this card.            [ ]

                                                                          Please be sure to sign  exactly  as your name appears on
                                                                          this card.

                                                                          FOR CERT AND ESPP SHARES, ALL JOINT OWNERS MUST SIGN,
                                                                          AND EXECUTORS, ADMINISTRATORS, TRUSTEES, OFFICERS OF
                                                                          CORPORATE STOCKHOLDERS, GUARDIANS AND ATTORNEYS-IN-FACT
                                                                          MUST INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING.
                                                                          FOR BENEFIT PLAN SHARES, THE PLAN PARTICIPANT MUST SIGN.

Stockholder/
Plan Participant
sign here                                    Date                      Co-owner sign here                             Date
                -------------------------        ----------                              -------------------------        ----------
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